UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 23, 2016

UNITED COMMUNITY BANCORP

(Exact name of registrant as specified in its charter)

Indiana	0-54876	80-0694246
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

92 Walnut Street, Lawrenceburg, Indiana 47025

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (812) 537-4822

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)       On December 23, 2016, Vicki March, Senior Vice President, Chief Financial Officer and Treasurer of United Community Bancorp (the “Company”) and United Community Bank (the “Bank”) announced that she was resigning from the Company and the Bank effective as of January 3, 2017 (the “Separation Date”). The press release announcing Ms. March’s departure is filed as Exhibit 99.1 and is incorporated herein by reference.

(c)       In connection with Ms. March’s departure, the Company and Ms. March entered into a Separation Agreement and Release, pursuant to which Ms. March’s employment agreements with the Company and the Bank were each terminated. Under the Separation Agreement and Release, Ms. March will receive a lump sum payment of $196,000, less normal withholdings.

On December 23, 2016, the Company announced that the Boards of Directors of the Company and the Bank have appointed David Z. Rosen as Chief Financial Officer of the Company and the Bank effective January 3, 2017.

Mr. Rosen, age 35, has more than 11 years of experience in the banking industry, currently serving as the Bank’s First Vice President and Chief Risk Officer since 2014. His current salary is $123,875. Prior to that time, he was Chief Financial Officer of The Merchant’s Bank and Trust Company in West Harrison, Indiana since 2010. From 2005 until 2010, Mr. Rosen served as an Audit Supervisor of financial institutions for two public accounting firms. Mr. Rosen is a certified public accountant and has a bachelor’s degree in accounting and business economics from the Miami University.

Mr. Rosen will receive a base annual salary of $152,000. Mr. Rosen will also be entitled to continue to participate in the Bank’s discretionary performance incentive program and will also be entitled to other standard benefits afforded to employees of the Company and the Bank.

For more information, reference is made to the Company’s press release dated December 23, 2016, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

A copy of the Separation Agreement and Release is filed as Exhibit 10.1 to this Report and is furnished herewith.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	Number	Description

10.1	Separation Agreement and Release by and between United Community Bancorp, United Community Bank and Vicki March

99.1	Press Release dated December 23, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNITY BANCORP

Date: December 23, 2016	By:	/s/ Elmer G. McLaughlin
Elmer G. McLaughlin
President and Chief Executive Officer